Promoting Health
through
Vitamin D Therapeutics

cytochroma

Corporate Presentation January 2013 Exhibit 99.2

© Cytochroma 2011

Forward-Looking Statements
Certain statements and information included in this presentation are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 (PSLRA), including expectations regarding (1) the market opportunity and growth potential of the CKD patient population, (2) how to reach Cytochroma’s target physician audience, (3) new potential indications for the CTAP101 Capsules, (4) the commercial opportunity for the CTAP101
Capsules, (5) the Phase 3 and NDA timelines for CTAP 101 through 2015, (6) the pipeline for clinical programs for CKD patients and early stage pipeline products, and (7) the U.S.
market opportunity for Cytochroma’s product candidates generally.  Many factors could cause actual activities or results to differ materially from the activities and results anticipated in these forward-looking statements.  These factors include that the various conditions to the closing of the transaction between Opko and Cytochroma may not be met, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments.  In addition, these forward-
looking statements may also be adversely affected by scientific developments relating to chronic kidney disease, general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors.

© Cytochroma 2011 2 A clinical stage specialty pharmaceutical company focused on Chronic Kidney Disease

Promoting Health through Vitamin D Therapeutics

cytochroma

© Cytochroma 2011 3 To Improve People’s Lives by Treating and Preventing Clinical Consequences of Vitamin D Insufficiency and Secondary Hyperparathyroidism Company Overview Mission:

© Cytochroma 2011 4 To Improve People’s Lives by Treating and Preventing Clinical Consequences of Vitamin D Insufficiency and Secondary Hyperparathyroidism Company Overview Mission:

© Cytochroma 2011
Product Indication Research Preclinical Phase I Phase II Phase III
Territorial
Rights
CTAP101
Capsules
Low 25D and SHPT*
(CKD Stage 3-4 Patients)
Worldwide
Fermagate
Tablets
Hyperphosphatemia
(CKD Stage 5 Patients)
Worldwide
CTA018
Injection
Moderate to Severe SHPT*
(CKD Stage 5 Patients)
Worldwide
CTAP201
Injection
Mild to Moderate SHPT*
(CKD Stage 5 Patients)
Worldwide
Phosphate Transport
Inhibitors
Hyperphosphatemia Worldwide
CYP24 Inhibitors
CKD and pre-CKD Worldwide

* SHPT = Secondary Hyperparathyroidism
Cytochroma Product Pipeline
A clinical-stage specialty pharmaceutical company focused on CKD

© Cytochroma 2011

Vitamin D: Central To SHPT Etiology & Treatment
Vitamin D
Vitamin D
prohormone
Liver Enzyme
Vitamin D
hormone
Kidney Enzyme
Parathyroid
hormone
Target Tissues
(Parathyroid gland)
Vitamin D Hormone Replacement Therapies
(Paricalcitol, Doxercalciferol, Calcitriol)
Hyperphosphatemia
Hypocalcemia
Ca-Free Binder Therapies
CalcimimeticTherapies
Ca-Based Binder Therapies
Vitamin D Repletion
Therapies
CYP24 Inhibitor
Therapies
Inactivated
Vitamin D
CYP24 Enzyme
CTAP101 Capsules
Light blue boxes indicate
Cytochroma’s areas of focus
Fermagate Tablets

© Cytochroma 2011

Market Opportunity: Chronic Kidney Disease (U.S.)
*National Kidney Foundation 2002
**US Renal Data Service 2009 Annual Data Report
Sources: Levin, A et al., Kidney International 2007; 71: pp.31-38.
Gonzalez, E et al. Am J Nephrol 2004;24:503-510.
LaClair, R et al. Am J Kidney Dis 2005;45:1026-1033.
A 75-100 person specialty salesforce can readily reach Cytochroma’s target physician audience:
Primary commercialization targets include 4,500-6,000 office-based nephrologists and 1,500-
3,000 endocrinologists
Other commercialization targets include geriatricians and 4,500 dialysis clinics
The CKD patient population is large and growing as a result of cardiovascular disease, obesity and diabetes
Current U.S. sales are derived predominantly from Stage 5 CKD:
•
Approximately $1.5 billion for SHPT therapies
•
Approximately $0.8 billion for hyperphosphatemia therapies
CKD Stage 3-4 patients represent a significantly greater, and largely untapped market opportunity
% of CKD Patients with:
Stage Kidney Function CKD Prevalence
Vitamin D
SHPT Hyperphosphatemia
( Phosphorus)
3 Moderate impairment 7.6 Million* 70% 56% 37%
4 Severe impairment 0.4 Million* 80% 60% 50%
5 Failure 0.5 Million** 90% 90% 70%
Insufficiency ( 25D)
( PTH)

© Cytochroma 2011
8
Phase 2b study complete and reported strong
efficacy and safety data
High proportion of patients achieved increase
in 25D levels to target, as well as 30%
reduction in PTH from baseline

Modified-release (MR) formulation of 25D*
Safe and effective treatment for elevated PTH
(SHPT) associated with low 25D levels in Stages
3-4 CKD
Achieves more reliable increases in serum 25D
and reductions in plasma PTH than nutritional
vitamin D
Lower risk of side effects compared to active
1,25D** products
Preserves protective renal feedback mechanism
Additional potential for new indications in:
•
Geriatric patients with low 25D levels and
elevated PTH
•
Patients with GI or malabsorptive disorders
•
Osteoporosis
•
Organ transplant recipients
CTAP101 Capsules
Product Overview Clinical Status
Next Steps
End of Phase 2 meeting with FDA in Q1 2012
Phase 3 trials  started in H2 2012 under SPA
505(b)(2) NDA filing in H1 2015
Intellectual Property
Formulation and method of use patents pending
CTAP101 US patent issued, protected through 2028
*
25-Hydroxyvitamin D3
** 1,25-Dihydroxyvitamin D

© Cytochroma 2011
9 9
Doxercalciferol Capsules
(Hectorol)
1,25D Hormones:
SHPT only
Nutritional Vitamin D:
SHPT and Low 25D
(Off-label)
* K/DOQI - Kidney Disease Outcomes Quality Initiative is issued by the National
Kidney Foundation and are practice guidelines for all stages of chronic kidney disease and related complications.
Limitations of Existing Therapies
Company Product Use Limitations
Upregulate CYP24, which catabolizes both
administered therapy as well as endogenous 25D
and 1,25D
Limited systemic availability due to sequestering
in fat tissue
Inconsistent effects, dependant on GI functionality
and bile production
Limited efficacy to increase serum 25D levels and
lower plasma PTH to K/DOQI* target levels
Paricalcitol Capsules
(Zemplar)
Calcitriol Capsules
(Rocaltrol /Vectical)
Generic
Manufacturers
Ergocalciferol Capsules
(Drisdol)
Ergocalciferol Drops
(Drisdol)
Bypass protective renal feedback mechanism of
downregulating CYP27B1
Cause aberrations in local and systemic calcium
and phosphorus metabolism, leading to side
effects such as hypercalcemia,
hyperphosphatemia and soft tissue calcification
Cannot correct and may worsen low 25D levels
CTAP101 consistently increases serum 25D and achieves meaningful reductions in plasma
PTH without safety concerns

© Cytochroma 2011

The Great Unmet Medical Need
Percent of Nephrologists
Nephrologists report a significant need for a therapy that can raise serum
25D levels and suppress plasma PTH levels
Nearly 60% of nephrologists frequently or always measure 25D levels in CKD Stage 3-4 patients
Nearly 90% of nephrologists use nutritional vitamin D in CKD Stage 3-4 patients
Over 90% of nephrologists agree that nutritional vitamin D has “limited efficacy to raise 25D and lower PTH”
Over 90% of nephrologists agree that 1,25D hormones have “risks of side effects which limit dose and efficacy”
Over 90% of nephrologists report a moderate-to-high need for a therapy that can safely and effectively raise
25D levels and suppress PTH in CKD Stage 3-4 patients
* As assessed through syndicated market research by BioTrends and proprietary research by Mattson Jack
45% 7% 48%
0% 100%
How much need is
there for a single
therapy that can
safely and effectively
raise 25D levels AND
suppress PTH levels
to target in CKD-ND
patients?
Low Need Moderate Need High Need

© Cytochroma 2011

CTAP101: Significant Commercial Opportunity
BioTrends Research Group, Inc. December 2010
Low serum 25D and high plasma PTH are prevalent in CKD Stage 3-4 patients
•
8.0M CKD Stage 3-4 patients in the U.S.
4.0M patients with low serum 25D and high plasma PTH
~1.0M patients seen by nephrologist
~1.0M patients seen by endocrinologist
Existing treatments are not effective or have significant safety issues
CTAP101’s efficacy and safety results compare favorably to both nutritional vitamin D and 1,25D hormones in CKD stage 3-4 patients and will drive untreated patients to start on CTAP101 Capsules
Stage 3 CKD Treatment Stage 4 CKD Treatment
Untreated
44%
1,25D
Hormone
20%
Nutritional
Vitamin D
36%
Nutritional
Vitamin D
38%
Untreated
26%
1,25D
Hormone
36%
Safety concerns
and exacerbates
vitamin D
insufficiency
Efficacy Concerns
CTAP101 Capsules is expected to take significant market share (35% to 50%) in the
CKD Stage 3 and 4 market – a potential $1B revenue opportunity

80
70
60
50
40
30
20
10
0
-10
Change in Serum Total 25D
(ng/mL; mean ± SE)
n=14
n=13
*
n=17
n=17
*
n=17
*
Placebo
30 µg/day
Placebo
60 µg/day
90 µg/day
Cohort 2
Cohort 1
Treatment Group

* Significantly different from placebo, $p < 0.0001$

cytochroma

© Cytochroma 2011 CTAP101: Corrects Vitamin D Insufficiency 12

Change in iPTH
(% from Baseline; mean ± SE)
40
30
20
10
0
-10
-20
-30
-40
-50
n=14
n=13
n=17
n=17
n=17
*
**
**
Placebo
30 µg/day
Placebo
60 µg/day
90 µg/day
Cohort 2
Cohort 1
Treatment Group

*Significantly different from placebo, $p < 0.005$

**Significantly different from placebo, $p < 0.001$

© Cytochroma 2011 CTAP101: Corrects SHPT (Elevated Plasma iPTH) 13

© Cytochroma 2011

CTAP101 Capsules reliably increase serum 25D and reduce plasma PTH
CTAP101 Capsules are safe in CKD Stage 3-4 patients
CTAP101’s efficacy and safety compare favorably to competing products
No competing products can consistently normalize 25D levels and produce significant reductions in PTH without safety concerns
The efficacy of OTC vitamin D at raising 25D or lowering PTH is modest; results are mixed and a relatively low percentage of patients respond
1,25D (calcitriol) doses that significantly reduce PTH (0.5 mcg/day) produce significant increases in serum calcium and cause hypercalcemia
CTAP101 Capsules: Phase 2b Summary
Repeat dose proof of concept
No clear dosing regimen for OTC vitamin D exists
Lower 1,25D doses (0.25 mcg/day) do not produce consistent, meaningful reductions in PTH
1,25D analogues can significantly reduce PTH about the same amount as CTAP101
Capsules, but cause elevations in serum and urine calcium which raise safety concerns and limit their use

© Cytochroma 2011
CTAP101: Phase 3 and NDA Timelines
2012
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
NDA
Filing
CL-3002
Data
CL-3001 trial
SPA
Open  Label Extension
Q1 Q2 Q3
2015
Q4
CL-3002 trial
NDA
Safety
Update
NDA
Approval
TG Mouse Carcinogenicity Study Dose ranging SPA
CL-3001
Data

Montana
North Dakota
Minnesota
South Dakota
Oregon
Idaho
Wyoming
Nebraska
Iowa
Nevada
Utah
California
Missouri
Indiana
Ohio
Arkansas
New Mexico
Mississippi
Alabama
Georgia
Houston
San Diego
Gulf of California
Gulf of Mexico
Monterrey
Montreal
Toronto
Maine
Connecticut
New Jersey
Delaware
Maryland
District of Columbia

cytochroma

© Cytochroma 2011 CTAP101-CL-3001 & CL-3002 Combined Site Map = Selected investigator sites for study 3001 (33 Sites) = Selected investigator sites for study 3002 (30 Sites)

© Cytochroma 2011

Corporate Highlights
CTAP101 Capsules is a Highly Differentiated Lead Asset
•
First-in-class modified-release vitamin D prohormone that both corrects vitamin D insufficiency and controls SHPT* in patients with stage 3 or stage 4 CKD
No current therapy can reliably restore adequate serum 25D** and suppress elevated PTH***
•
Compelling Phase 2b data in hand; Phase 3 program ongoing under SPA.
•
USPTO recently issued a patent covering the product until ‘28
•
NDA filing expected in 1H’15
Broad and Deep Pipeline
•
Two Phase 2 and two Phase 3 clinical programs, all for CKD patients
•
Early stage pipeline includes new inhibitors of phosphate transport in the GI tract, as well as CYP24
Large Market Opportunity
•
Cytochroma’s product candidates address $2.3 billion market in the U.S.
•
Vitamin D insufficiency affects 70-80% of the 8 million CKD Stage 3-4 patients in the U.S.
* SHPT = Secondary hyperparathyroidism
** 25D = 25-hydroxyvitamin D
*** PTH = parathyroid hormone

Promoting Health
through
Vitamin D Therapeutics

cytochroma

Corporate Presentation January 2013